OPERATIONS IN UZBEKISTAN	12 Months Ended
Dec. 31, 2014
OPERATIONS IN UZBEKISTAN
OPERATIONS IN UZBEKISTAN

4. OPERATIONS IN UZBEKISTAN

        In June 2012, the authorities of the Republic of Uzbekistan commenced repeat audits of previously audited financial and operating activities of MTS' wholly owned subsidiary Uzdunrobita. On July 17, 2012, Uzdunrobita suspended its services in Uzbekistan pursuant to the order of the State Agency for Communications and Information of Uzbekistan (the "SACI") temporarily suspending the operating license of Uzdunrobita for a period of ten business days. This suspension was subsequently extended to three months due to the decision of the Tashkent Economic Court of July 30, 2012.

        On August 6 and 7, 2012, fourteen regional antimonopoly departments of the Republic of Uzbekistan simultaneously held hearings and declared that Uzdunrobita had violated antimonopoly laws, consumer protection laws and laws governing advertisements. In total, the claims of the regional antimonopoly departments against Uzdunrobita amounted to approximately RUB 2,558 million. This amount was subsequently reduced by the superior antimonopoly regulator to RUB 416 million in the aggregate. The disputes with the antimonopoly authorities were dismissed after payments were made by Uzdunrobita pursuant to the Appeal Decision (as defined below).

        On August 13, 2012, the Tashkent Economic Court granted the petition of the SACI to terminate all operating licenses of Uzdunrobita permanently. This decision was subsequently upheld by the appeals and cassation instance courts on August 27, 2012 and April 4, 2013, respectively.

        Notwithstanding the fact that a tax audit of Uzdunrobita's operations for the period of 2007-2010 was completed in February 2012 and did not reveal any serious violations, further tax audits were conducted and purported to find alleged violations of licensing regulations as well as income and other tax legislation resulting in the imposition of additional taxes and fines totaling approximately RUB 28,776 million. This amount was subsequently reduced to RUB 21,390 million in the aggregate.

        During September-October of 2012, RUB 201 million were seized from Uzdunrobita's bank accounts by the Uzbek State and applied to settle its alleged liabilities under these claims.

        On September 17, 2012, the Tashkent City Criminal Court issued a ruling in favor of the Uzbek state authorities authorizing the confiscation of all assets of Uzdunrobita based on a criminal court's verdict which the Tashkent City Criminal Court issued against four employees of Uzdunrobita. Previously, Uzbek law enforcement agencies arrested all of Uzdunrobita's assets, including cash held in local bank accounts.

        On November 8, 2012, the Appellate Instance of the Tashkent City Criminal Court allowed Uzdunrobita's appeal challenging the decision of the Tashkent City Criminal Court dated September 17, 2012.

        The appeals court found that all damages (taxes, sanctions, unpaid licenses duties and damages to customers) incurred by the State were to be compensated by Uzdunrobita. The amount of damages was calculated on the basis of all of the aforementioned claims against Uzdunrobita, which amounted to RUB 18,375 million to be paid in eight equal monthly instalments (the "Appeal Decision").

        In accordance with applicable Uzbek laws, Uzdunrobita petitioned the Deputy General Prosecutor to challenge the Appeal Decision before the Supreme Court of Uzbekistan and grant a stay of enforcement of the Appeal Decision. However, such petitions were rejected by the General Prosecutor's Office on January 8, 2013.

        Following this rejection, Uzdunrobita immediately filed a further petition to appeal to the Supreme Court of Uzbekistan with the Chairman of the Supreme Court of Uzbekistan. On January 23, 2013, the Company was notified that the matter had been submitted by the Supreme Court for consideration by the Chairman of the Tashkent City Court. On May 2, 2013, the Chairman of the Tashkent City Court rejected Uzdunrobita's petition.

        In order to comply with the Appeal Decision, Uzdunrobita paid two scheduled installments in November and December 2012 totaling RUB 4,584 million. On January 14, 2013, subsequent to the payment of a portion (RUB 242 million) of the third installment due in January 2013 with all cash remaining in Uzdunrobita's bank accounts, Uzdunrobita filed a petition for voluntary bankruptcy with the Tashkent Economic Court due to its inability to meet its further obligations arising out of the Appeal Decision. On January 18, 2013, the Court initiated bankruptcy proceedings and appointed an external temporary supervisor over Uzdunrobita, and scheduled a further bankruptcy hearing which took place on April 22, 2013.

        Considering the adverse impact of such circumstances on the Group's ability to conduct operations in Uzbekistan, the Group tested goodwill and other long-lived assets attributable to Uzbekistan for impairment upon first receiving notification of the investigations. As a result, an impairment loss on the long-lived assets presented in the table below was recorded in the consolidated statements of operations and comprehensive income for the year ended December 31, 2012. In 2013 these losses were assigned to discontinued operations:

Impairment loss
Property, plant and equipment	8,438
Licenses	2,709
Rights to use radio frequencies	2,523
Numbering capacity	1,190
Software and other intangible assets	1,654
Goodwill	3,523

Total impairment loss related to goodwill and long-lived assets	20,037

        The Group used a probability-weighted valuation technique to determine the fair value of the long-lived assets as of December 31, 2012, which was determined based on unobservable inputs ("Level 3" of the hierarchy established by U.S. GAAP guidance). In calculating the future cash flows for use in the assessment of the fair value of long-lived assets, the Group used forecasts for the Uzbekistan telecommunication market and Uzdunrobita's position in that market. The forecasts were based on all available internal and external information, including growth projections and industry experts' estimates.

        Separate to the impairments recognized, a liability of RUB 12,706 million relating to the claims was recorded with an associated charge to the consolidated statements of operations and comprehensive income for the year ended December 31, 2012.

        On April 22, 2013, the Tashkent Economic Court declared Uzdunrobita bankrupt and initiated six-month liquidation procedures. In accordance with the terms of local liquidation procedures, Uzdunrobita's CEO was relieved of his duties and all of the oversight and governance over Uzdunrobita was transferred to the liquidation administrator. As a result the Group lost control over the subsidiary and deconsolidated Uzdunrobita.

        The results of operations of Uzdunrobita are reported as discontinued operations in the accompanying consolidated statements of operations and comprehensive income and consolidated statements of cash flows for all periods presented. The consolidated statement of financial position was not retrospectively adjusted on discontinued operations. The gain on disposal recognized in the amount of RUB 3,682 million related to the recycling from accumulated other comprehensive income of the cumulative translation adjustment attributable to Uzdunrobita. The results of discontinued operations of Uzdunrobita for the year ended December 31, 2013 and 2012 were as follows:

	2013	2012
Total revenues	—	8,357
Income / (loss) before income tax	1,109	(34,171)
Income tax (expense) / benefit	(1,058)	1,325
Gain on disposal, net of tax	3,682	—

Income / (loss) from discontinued operations, net of tax	3,733	(32,846)

        In July 2013, two rounds of auctions were set and held in relation to the sale of assets of Uzdunrobita and all of its branches. All auctions were recognized as having failed due to the absence of applications by any interested bidders.

        The Group filed a claim against the Republic of Uzbekistan in the International Center for Settlement of Investment Disputes ("ICSID"), which is part of the World Bank Group, in Washington, D.C. The claim was registered on November 15, 2012. A tribunal was formed on August 29, 2013 and the first procedural hearings took place in November 2013.

        In July 2014 the dispute between MTS and the Republic of Uzbekistan was resolved. The parties signed a settlement agreement (the "Settlement Agreement") and according to its terms all mutual claims were eliminated. The Settlement Agreement is governed by English law and provides for resolution of any disputes arising out of the Settlement agreement in the International Court of Arbitration under the International Chamber of Commerce in Paris. ICSID has discontinued international arbitration proceedings between the Group and the Republic of Uzbekistan following the submission of a joint application by both parties

        The Settlement Agreement primarily addressed two separate elements—the aforementioned elimination of all mutual claims filed by MTS and the Republic of Uzbekistan and, certain guarantees granted to MTS in connection with its re-entry into the Republic of Uzbekistan. Consideration received, in total, had a fair value of RUB 6,734 million (see below for further details).

        Following unsuccessful tenders on sale of Uzdunrobita equipment, the representatives of the Republic of Uzbekistan and MTS commenced negotiations in relation to MTS' return to the market. The government authorities provided certain guarantees to MTS in relation to the protection of any future investment in the Republic of Uzbekistan to encourage the return of MTS to the market. Also, the Republic of Uzbekistan established a legal entity, Universal Mobile Systems LLC ("UMS"), with such entity having no legal connection to the previously liquidated entity, Uzdunrobita. UMS was granted 2G, 3G and LTE licenses valid till 2029, and received frequencies, numbering capacity and other permits required for the launch of operations. On September 24, 2014, a 50.01% ownership interest in UMS was transferred to the Group by the State Unitary Enterprise "Center of radio communications, radio broadcasting and television" on behalf of the Republic of Uzbekistan. Independent appraisers hired by the Group determined the total fair value of UMS to be RUB 9,062 million as of the transfer date.

        Based on the aforementioned fair value assessment of a 50.01% stake in UMS, the Group recognized a gain from reentrance into Uzbekistan pursuant to the Settlement Agreement in the amount of RUB 6,734 million. Management concluded that this consideration related to, in its entirety, a financial incentive to encourage re-entry into the Republic of Uzbekistan and as such, recognition in continuing operations was appropriate. No element was allocated to the non-satisfaction and elimination of mutual claims as this was deemed to have minimal value.

        The allocation of consideration received between elements where the settlement of litigation is involved is highly judgmental. In this case, management considered, among other things the terms of the settlement arrangement as well as the development of the negotiations process itself, in which members of MTS management were involved.

        The Group consolidates UMS in accordance with FASB ASC 810, Consolidation, starting September 24, 2014, representing the date of transfer of ownership. Below is the summary of fair value allocation regarding the incentive arrangement:

Current assets	26
Property, plant and equipment	3,848
Other intangible assets	5,161
Other non-current assets	1,327
Current liabilities	(30)
Non-current liabilities	(25)
Non-controlling interest	(3,573)
Gain from reentrance into Uzbekistan	(6,734)

Consideration paid	—

        The fair value of non-controlling interest as of the date of consolidation in the amount of RUB 3,573 million was determined based on a discounted cash flow technique utilizing significant unobservable inputs ("Level 3" significant unobservable inputs of the hierarchy established by the U.S. GAAP guidance). The key assumptions in the fair value calculations included a discount rate of 24.1% and average price per minute of voice services amounting to RUB 0.56.